Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Robert L. Bailey hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of PMC-Sierra, Inc. ("PMC"), that, to my knowledge, the Quarterly Report of PMC on Form 10-Q for the period ended March 30, 2003, fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of PMC.

Date:    May 12, 2003                     By: /s/ Robert L. Bailey
     --------------------                 --------------------------------------
                                          Robert L. Bailey
                                          President and Chief Executive Officer